企业搬迁收购补偿协议

甲方：浙江长兴经济开发区管理委员会

住所：长兴县经济开发区经一路 666 号

电话：0572-6023743　传真：0572-6039109

乙方：长兴昌盛电气有限公司

法定代表人：徐克成

住所：长兴县经济开发区经一路 667 号

电话：0572-6267301　传真：0572-6236588

本协议中甲方的权利义务授权浙江省长兴县经济技术开发总公司实施，凡涉及应开具以甲方为抬头的票据（发票等）统一开具“浙江省长兴县经济技术开发总公司”抬头。按长兴县“退二进三”有关工作要求，长兴昌盛电气有限公司（以下简称“乙方”）搬迁，并同意浙江省长兴经济开发区管理委员会（以下简称“甲方”）对乙方现位于开发区的工厂所涉土地及地面建筑物（构筑物）进行收购。收购本着有证房产按市场价格、无证房产按重置价、设备损失按实际搬迁与折旧比、停产损失按最低保障等原则进行。现双方协商一致，就收购事宜达成本协议。

一、甲方依据“退二进三“相关政策，委托评估事务所对乙方资产进行了综合评估，并以政府收购的形式对乙方进行补偿。

二、本协议签订后，乙方搬迁出原厂区，土地及地面建筑物（构筑物）由甲方另行安排。开发区经一路基地电池生产项目搬迁出开发区。

三、乙方同意，甲方补偿的范围限定为以下资产：

1）收购土地四至范围：东至经一路，西至昌盛玻璃，南至县前东街与经一路交叉口西北角地块，北至长兴制药厂，权证：长土国用（2008）第1-2585号、长土国用（2008）第1-2586号、长土国用（2008）第1-2932号。其上有证房产面积34943.52平方米，评估价为9291.71万元；无证房产面积4478.9平方米，评估价为150.86万元；装修为305.3万元；附属物为103.55万元。

2）设备搬迁损失为693.99万元；

3）停产损失按2个月计为1174.8万元。

4）其余项目不予补偿。

以上资产，合计评估价格11720.21万元（附评估报告），甲方按11720.21万元收购。

四、乙方对本协议所列补偿项目及金额没有异议，承诺对其（包括土地及地面建筑物、构筑物）拥有合法处分权，保证无第三者权利人干扰甲方的回收、处分。因第三者权利人原因致使甲方遭受损失的，乙方负责赔偿。

五、甲方按本协议约定支付收购补偿款，乙方确保按甲方要求在规定期限内交付土地、地面建筑物（构筑物）等补偿范围权证给甲方，甲方负责协调长兴县土地储备中心实施该土地的收回

等具体事宜，乙方应给予积极配合。

六、乙方应自本协议签订之日起30日内，将有关权证交付给甲方，并在本协议签订之日起1年内完成搬迁。甲方按照如下支付进度支付收购款项：

1、甲方在本协议生效后一个月内向乙方支付收购款5%，乙方将本协议所列范围内的土地权证、房产证注销他项权利（抵押担保等）登记交付甲方一个月内，甲方按总收购价20%支付乙方，在乙方搬迁项目按约定时间主体动工后，甲方按总收购价25%支付乙方，在搬迁项目全部竣工后，甲方将总收购价剩余50%支付乙方（支付时应满足乙方完成搬迁成功交地的条件）。甲方在按约定时间支付乙方总回购款时，乙方按照投资协议应付给甲方的土地预付款可以同时扣除。

2、如乙方未能按协议约定时间交付权证或完成搬迁，每迟延一个月乙方承担50万元违约金，违约金在总收购款金额予以扣除，在本协议履行过程中，除不可抗力原因外。

七、本协议的签订视为长土国用（2008）第1-2585号、长土国用（2008）第1-2586号、长土国用（2008）第1-2932号宗地及其上建筑物、构筑物的交付。乙方不得以任何形式妨碍甲方对以上所述物（权利）的处分。乙方应按照甲方的要求交付相关权利证书及其资料（包括土地证、地质勘察报告、与建筑施工有关的图纸等一切资料）。

八、本协议履行完毕后，甲方及长兴县土地储备中心不再负

有任何给予义务。

九、本协议履行过程中发生纠纷，甲乙双方应协商解决，协商不成，可通过司法途径解决。

十、本协议一式三份，在浙江长兴经济开发区管理委员会签订。本协议经甲乙双方法定代表人签字或盖章时生效。

甲方：浙江长兴经济开发区管理委员会

法定代表人：

乙方：长兴昌盛电气有限公司

法定代表人：

签约日期：2010 年 8 月 20 日